EXHIBIT 10UU
                                                                    ------------

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         Myles Standish Industrial Park
                          Taunton, Massachusetts 02780



                                                  Dated as of: September 2, 1999


National Bank of Canada
One Federal Street, 27th Floor
Boston, Massachusetts  02110

         Re:  Modification No. 4 to Revolving Credit and Term Loan Agreement
              --------------------------------------------------------------
Ladies and Gentlemen:

         We refer to the Revolving Credit and Term Loan Agreement, dated as of July 8, 1996 (as from time to time amended and in effect, the "Agreement"), between Advanced Deposition Technologies, Inc. (the "Borrower") and National Bank of Canada (the "Lender"). Terms used in this letter of agreement which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you (i) to make available a temporary overadvance facility in the amount of $500,000, (ii) to modify certain of our financial covenants, and (iii) to make the amendments to the Agreement necessitated thereby. You have advised us that you are prepared and would be pleased to provide such overadvances and to make the amendments so requested by us on the condition that we join with you in this letter of agreement.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this letter of agreement, and fully intending to be legally bound by this letter of agreement, we hereby agree with you as follows:

                                    ARTICLE I
                                    ---------

                             AMENDMENTS TO AGREEMENT
                             -----------------------

         Effective as of September 2, 1999 (in this letter of agreement, the "Modification Date"), the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Modification No. 4 and all other documents executed and delivered in connection therewith.

         (b) The term "Obligations" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include all obligations of the Borrower to the Lender under or in respect of Modification No. 4 and any and all Overadvances.

         (c) The following four new definitions are added at the end of Section
1.1 of the Agreement:

             "Modification No. 4" means that certain letter agreement dated as of September 2, 1999 between the Borrower and the Lender, upon the terms of which the Agreement was further modified and amended.

             "Fourth Modification Date" means September 2, 1999.

             "Overadvance Maximum Amount" shall have the meaning set forth in
         Section 2.1.3.

             "Overadvances" shall have the meaning set forth in Section 2.1.3.

         (d) The following new Section 2.1.3 is inserted immediately following
Section 2.1.2 of the Agreement:

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

             "Overadvances. Notwithstanding the provisions of Section 2.1.1, at the Borrower's request, the Lender will make Revolving Loans to the Borrower at a time when the debit balance in the Loan Account in respect of Revolving Loans exceeds the Borrowing Base or which cause the debit balance in the Loan Account in respect of Revolving Loans to exceed the Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), provided that: (i) the aggregate amount of Overadvances at any one time outstanding shall not exceed $500,000 (the "Overadvance Maximum Amount"); (ii) in no event shall the debit balance in the Loan Account in respect of Revolving Loans at any one time outstanding exceed the Revolving Credit Maximum Amount; and (iii) no Default or Event of Default shall exist hereunder at the time any Overadvance is requested or outstanding. Failure of the Borrower to maintain any of the foregoing conditions shall constitute an immediate Event of Default hereunder, and shall be deemed to be a failure to perform an Obligation hereunder. The Lender shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. On January 1, 2000 and on the first Business Day of each calendar month thereafter, the Overadvance Maximum Amount shall be automatically reduced by $28,000. Each reduction of the Overadvance Maximum Amount shall be permanent. If at any time the aggregate principal amount of all Overadvances outstanding hereunder shall exceed the Overadvance Maximum Amount then in effect, the Borrower shall immediately pay to the Lender the amount of such excess. Notwithstanding anything contained in this Section 2.1.3 or otherwise, unless sooner demanded as a result of the failure to meet any of the conditions set forth in clauses (i) through (iii) above, the Overadvance Maximum Amount shall be reduced to zero and the Borrower shall pay all outstanding Overadvances on or before June 1, 2001.

             Prior to the occurrence of an Event of Default, outstanding Overadvances shall bear interest at a rate per annum equal to one percent (1%) above the Base Rate in effect from time to time. After the occurrence of an Event of Default, outstanding Overadvances shall bear interest at the default rate otherwise applicable to the Loans pursuant to Section 2.3.1."

             (e) The definition of "M&E Loan Maturity Date" is amended to read in its entirety as follows:

                 "`M&E Loan Maturity Date" means April 1, 2005.'"

             (f) Section 2.2.2(B) of the Agreement is amended: (i) by deleting the reference to "October 1, 1999" contained therein; and (ii) by inserting in place thereof the following: "April 1, 2000."

             (g) Section 5.14 of the Agreement is amended in its entirety to read as follows:

                 "5.14 Minimum Tangible Net Worth. The Borrower will not permit its Tangible Net Worth at any fiscal quarter-end specified below to be less than the amount identified below as applicable to such fiscal quarter:

                                                            Minimum
                 Fiscal Quarter-End                     Tangible Net Worth
                 ------------------                     ------------------

                 For any fiscal quarter
                 ending on or after
                 December 31, 1999
                 through and including
                 September 30, 2000                     $3,500,000

                 For any fiscal quarter
                 ending on or after
                 December 31, 2000
                 through the Maturity Date              $3,800,000."


             (h) Section 5.15 of the Agreement is amended in its entirety to read as follows:

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

                 "5.15 Senior Indebtedness to Tangible Net Worth. The Borrower will not permit the ratio of (i) Senior Indebtedness to (ii) Tangible Net Worth at any fiscal quarter-end specified below to be more than the ratio identified below as applicable to such fiscal quarter:

                 Fiscal Quarter-End                     Ratio
                 ------------------                     -----

                 For the fiscal quarter
                 ending on or after
                 December 31, 1999
                 through and including
                 September 30, 2000                     5.5 to 1.0

                 For any fiscal quarter
                 ending on or after
                 December 31, 2000
                 through the Maturity Date              4.75 to 1.0."


             (i) Section 5.17 of the Agreement is amended in its entirety to read as follows:

                 "5.17 Minimum Net Income. The Borrower will not permit its Net Income to be less than (i) $200 for the fiscal year ending December 31, 1999, and (ii) $300 for any fiscal year thereafter."



                                   ARTICLE II
                                   ----------

                             AMENDMENTS TO M&E NOTE
                             ----------------------

         Effective as of the Modification Date, the M&E Note is amended: (i) by deleting the references to "October 1, 1999" and "October 1, 2004" contained in the first paragraph thereof; and (ii) by respectively inserting in place thereof the following: "April 1, 2000" and "April 1, 2005."














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
                                   ARTICLE III
                                   -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrower represents and warrants to you as follows:

         (a) Representations in Agreement: Each of the representations and warranties made by or on behalf of the Borrower to you in the Agreement or any other Loan Document, as amended through this letter of agreement, was true and correct when made and is true and correct on and as of the Modification Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this letter of agreement, except to the extent that such representations and warranties relate solely to a prior date.

         (b) No Events of Default: No Default or Event of Default exists on the Modification Date (after giving effect to all of the arrangements and transactions contemplated by this letter of agreement).

         (c) Binding Effect of Documents. This letter of agreement has been duly executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein and therein constitute legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.
                                   ARTICLE IV
                                   ----------

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         (a) No Other Changes. Except as otherwise expressly provided by this letter of agreement, all of the terms, conditions and provisions of the Agreement and each of the other Loan Documents remain unaltered. The Agreement and this letter of agreement shall be read and construed as one agreement. Except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended hereby, is hereby confirmed as being in full force and effect, and the Borrower hereby ratifies and confirms all of its agreements and obligations contained therein or in the other Loan Documents.

        (b) Governing Law. This letter of agreement is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This letter of agreement and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) Binding Effect; Assignment. This letter of agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) Counterparts. This letter of agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this letter of agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) Conflict with Other Agreements. If any of the terms of this letter of agreement shall conflict in any respect with any of the terms of the Agreement or any other Loan Document, the terms of this letter of agreement shall be controlling.

         (f) Conditions Precedent. This letter of agreement shall become effective as of the Modification Date, but only if the form of acceptance at the end of this letter of agreement shall be signed by the Lender.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter of agreement and return such counterpart to the undersigned, whereupon this letter of agreement, as so accepted by you, shall become a binding agreement between you and the undersigned.
                                          Very truly yours,

                                          The Borrower:
                                          -------------

                                          ADVANCED DEPOSITION TECHNOLOGIES, INC.

                                          By:  /s/  Joseph Keller
                                               ----------------------------

                                          Title:  Controller
                                                 --------------------------


         The foregoing agreement is hereby accepted by the undersigned as of September 2, 1999.

                                          The Lender:
                                          -----------

                                          NATIONAL BANK OF CANADA


                                          By:  /s/  A. Keith Broyles
                                               ----------------------------

                                          Title: Vice President and Manager
                                                 --------------------------

                                          By:  /s/  Leonard J. Pellecchia
                                               ----------------------------

                                          Title: Vice President
                                                 --------------------------

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